UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 13, 2022
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December

13, 2022,

the Board

of Directors

(the “Board”)

of Orchid

Island Capital,

Inc. (the

“Company”) approved

and
adopted the

Company’s

Amended and

Restated Bylaws

(the “Amended

and Restated

Bylaws”) to

update provisions

relating
to stockholder meetings

to ensure compliance

with federal proxy

rules, including Rule

14a-19 under the

Securities Exchange
Act of

1934, as

amended (the

“Exchange Act”).

The Amended

and Restated

Bylaws became

effective upon

adoption by

the
Board. The Amended and Restated Bylaws include the following amendments,

among other updates:
Article II (Meetings of Stockholders) has been updated to:
●
Clarify that the Board may determine that a meeting of stockholders may be held by means of remote communication;
●
Amend language to ensure that any stockholder casting a vote by proxy complies with Maryland law and the Amended
and Restated Bylaws;
●
Reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a
proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;
●
Update

the

provisions

related

to

the

information

required

to

be

included

in

a

stockholder’s

notice

of

nomination

of
individuals

for

election

as a

director

and

the information

required

to be

included

in

any notice

of other

business

the
stockholder proposes to bring before a meeting;
●
Require a stockholder

submitting a director

nomination to make

a written undertaking

that such stockholder

intends to
solicit holders of

shares representing at

least 67%

of the

voting power of

shares entitled to

vote on

the election

of directors
in support of the director nomination;
●
Update

the

accompanying

certifications

made

by

a

stockholder

submitting

a

notice

of

nomination

of

individuals

for
election as a director; and
●
Reflect that

the Company

will disregard

any proxy

authority granted

in favor

of any

proposed director

nominee if

the
stockholder soliciting

proxies in support

of such proposed

nominee abandons

the solicitation

or does not

comply with
Rule 14a-19 under the Exchange Act.
The above description of

certain provisions of

the Amended and

Restated Bylaws is

not intended to

be complete and

is qualified
in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit

3.1 to this Form 8-K, which is
incorporated herein by reference.
Item 8.01.

Other Events.
On December 13, 2022, the Company also announced that the Board declared a dividend for the month of December 2022 of
$0.16 per share of the Company’s

common stock, to be paid on January 27, 2023 to holders of record on December 30,

2022,
with an ex-dividend date of December 29, 2022. In addition, the Company announced certain details of its RMBS portfolio as
of November 30, 2022 as well as certain other information regarding the Company.
A copy of the Company’s press release announcing

the dividend and the other information regarding the Company is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 and other federal securities laws, including, but not limited to, statements about the Company’s
distributions and expected funding of purchased assets. These forward

-looking statements are based upon the Company’s
present expectations, but the Company cannot assure investors that actual results will not vary from the expectations
contained in the forward-looking statements. Investors should not place undue reliance upon forward looking statements. For
further discussion of the factors that could affect outcomes,

please refer to the “Risk Factors” section of the Company's
Annual Report on Form 10-K for the fiscal year ended December 31,

2021. All forward-looking statements speak only as of
the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or
how they may affect the Company.

Except as required by law, the Company

is not obligated to, and does not intend to,
update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
3.1
Amended and Restated Bylaws of the Company
99.1
Press Release dated December 13, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2022

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer